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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
              Exchange Act of 1934 (Amendment No. ______________ )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
    RULE 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

                              JANUS INVESTMENT FUND
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)

                 151 Detroit Street, Denver, Colorado 80206-4805
                 -----------------------------------------------
                    (Address of Principal Executive Offices)

                                  303-333-3863
                                  ------------
                (Registrant's Telephone No., including Area Code)

 Stephanie Grauerholz-Lofton -- 151 Detroit Street, Denver, Colorado 80206-4805
 ------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

Payment of Filing Fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

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         2) Aggregate number of securities to which transaction applies:

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         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         4) Proposed maximum aggregate value of transaction:

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         5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

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         2) Form, Schedule or Registration Statement No.:

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         3) Filing Party:

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         4) Date Filed:

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PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS
FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.
 SEC 1913 (04-05)

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                               (JANUS LETTERHEAD)

Dear Shareholder:

We are writing to follow-up on previously mailed proxy materials regarding the Special Meeting of Shareholders of the Janus Funds (the "Funds"), which is scheduled for October 30, 2008. You are receiving this letter because to date we have not received your vote on the important proposals affecting your investment in one or more of the Funds. For the reasons set forth in the proxy materials previously delivered to you, THE INDEPENDENT TRUSTEES OF THE FUND(S) RECOMMEND THAT YOU VOTE IN FAVOR OF THESE PROPOSALS. We would ask that you vote on these important matters today to ensure that your voice is heard.

                             YOUR VOTE IS IMPORTANT!

To simplify the voting process, we offer you four convenient voting options. We encourage you to utilize one of the following options today to record your vote promptly:

1. VOTE BY TOUCH-TONE. You may cast your vote by telephone by calling the toll-free number listed on the enclosed voting instruction form or proxy card and following the simple instructions. Please have your proxy materials, including the control number on your voting instruction form or proxy card, available.

2. VOTE VIA THE INTERNET. You may cast your vote using the internet by logging onto the internet address located on the enclosed voting instruction form or proxy card and following the instructions on the website. Please have your proxy materials, including the control number on your voting instruction form or proxy card, available.

3. VOTE BY MAIL. You may cast your vote by mail by signing, dating and mailing the enclosed voting instruction form or proxy card in the postage-prepaid return envelope provided.

4. IN PERSON. Attend the special meeting of shareholders on October 30, 2008 at 10:00 a.m. Mountain Time at the JW Marriott Hotel, 150 Clayton Lane, Denver, Colorado 80206.

If you have any questions regarding the proposals or voting process, or would like to obtain additional copies of the materials, do not hesitate to call our proxy solicitor, D.F. King & Co., Inc., whom you may also receive a call from, toll-free at (800) 628-8528, Monday-Friday from 9:00 a.m.-5:00 p.m. Eastern Time.

                          YOUR VOTE IS VERY IMPORTANT.
                         PLEASE VOTE YOUR SHARES TODAY.

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                                     FORM OF
                              D.F. KING & CO., INC.
                                TELEPHONE SCRIPT

                                   JANUS FUNDS

INTRODUCTION

Hello, Mr./Ms. (Shareholder). My name is ___________, calling from D.F. King & Co., on behalf of JANUS CAPITAL MANAGEMENT. I'm calling to follow-up on [JANUS FUND NAME] recent distribution of proxy materials.

Mr. /Ms________, this conversation is being recorded for quality control purposes. Have you received the materials for [JANUS FUND NAME'S] SPECIAL MEETING OF SHAREHOLDERS SCHEDULED FOR OCTOBER 30, 2008?

     IF NO - Then help the Shareholder obtain the material he/she requires. If a NOBO, give him/her the 800# and have them call back when they receive the material. If registered, we will send the materials directly. In either case, make sure the address is correct, make any necessary corrections, and code the disposition as "14" or "15".

IF YES - The Fund's Board is asking you to consider several proposals, as set forth in the proxy statement dated AUGUST 27, 2008. The Fund's Board recommends that you vote in favor of these proposals. For your convenience, I can record your vote over the telephone right now. Will that be okay?

IF YES - Do you have any questions before we proceed?

     TAKE TIME TO ANSWER ALL QUESTIONS CAREFULLY. DO NOT GIVE ADVICE. Remind the Shareholder that the fund's Board has recommended that he/she vote in favor of the proposals. Questions should only be addressed by referring to the proxy statement and reading the appropriate sections.

     Good, let's proceed. Your vote will be recorded. I will ask you for your full name and address of record and ask you to confirm that you have received the Fund's proxy materials and have authority to vote the shares. You will be mailed a letter confirming your vote which will provide instructions should you later decide to change your vote.

IF NO - Do you have any questions that I may answer?

     TAKE TIME TO ANSWER ALL QUESTIONS CAREFULLY. DO NOT GIVE ADVICE. Remind the Shareholder that the fund's Board has recommended that he/she vote in favor of the proposals. Most questions can be addressed by referring to the proxy statement and reading the appropriate sections.

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BEGIN THE VOTE

My name is __________, calling from D.F. King & Co. on behalf of [JANUS FUND NAME]. Today's date is __________ and the time is __________.

May I please have your full name as your account is registered? (If Shareholder is an entity: May I please have the name of your entity, and your name and title) Please confirm that you are authorized to direct the voting of these [JANUS FUND NAME'S] shares?

May I please have your address of record?

Have you received the Fund's Proxy materials for the OCTOBER 30, 2008 MEETING?

If the Shareholder answers "no" offer to take their name and address and mail the proxy statement.

ACTUAL VOTING

I will now read each proposal and then ask for your voting instructions at the end of each. Read each proposal individually and end each proposal by saying, "The Board recommends a vote "For" the proposal. How would you like to vote?

     The valid responses are:

                                        F = For proposal.
                                        A = Against proposal.
                                        B = Abstain.

CLOSING

I have recorded your vote(s). You have voted FOR/AGAINST/TO ABSTAIN. Is that correct? Great. D.F. King will submit your voting instructions to [JANUS FUND NAME] as your voting agent. In the next 72 hours, we will mail you a letter confirming your vote. If you wish to change your vote for any reason, please call us at the phone number listed in the letter or follow the instructions in your proxy statement. Thank you for your time, and good bye.

                            ANSWERING MACHINE MESSAGE

Hello, I'm calling regarding your investment in [JANUS FUND NAME]. You should have recently received proxy materials in the mail concerning the Fund's OCTOBER 30, 2008 SPECIAL MEETING OF SHAREHOLDERS.

Your vote is important. Please sign, date and promptly mail your proxy in the postage paid envelope provided.

Internet or touch-tone telephone voting also is available. Please follow the instructions included with your proxy materials.

If you have any questions, require assistance or need new proxy materials, please call D.F. KING, WHICH IS ASSISTING YOUR FUND, AT 1-800-628-8528, MONDAY THROUGH FRIDAY FROM 9 A.M. TO 5:00 PM EASTERN TIME.

Thank you.